                                                                   Exhibit 4.2

COMMON STOCK                   [MICRO MUSE LOGO]                    COMMON STOCK


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                     AND A STATEMENT AS TO THE RIGHTS,
                                                 PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS ON SHARES

                                                       CUSIP 595094 10 3

THIS CERTIFIES THAT











is the record holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.01 PAR VALUE PER SHARE, OF

                                 MICROMUSE INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:


       [SIG]               [SEAL]                          [SIG]
     SECRETARY                            CHIEF EXECUTIVE OFFICER AND PRESIDENT


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          TRANSFER AGENT AND REGISTRAR

BY
                AUTHORIZED SIGNATURE
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                                 MICROMUSE INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM    -  as tenants in common
        TEN ENT    -  as tenants by the entireties
        JT TEN     -  as joint tenants with right of
                      survivorship and not as tenants
                      in common
        COM PROP   -  as community property


UNIF GIFT MIN ACT - ........................ Custodian .........................
                             (Cust)                              (Minor)
                    under Uniform Gifts to Minors
                    Act ........................................................
                                             (State)
UNIF TRF MIN ACT  - ................... Custodian (until age ..................)
                          (Cust)
                    .................................... under Uniform Transfers
                                   (Minor)
                    to Minors Act ..............................................
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, _______________________________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------


-----------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                        X ______________________________________

                                        X ______________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAME(S) AS WRITTEN UPON THE
                                                 FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR, WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.